EXHIBIT 21.1

LIST OF SUBSIDIARIES

Name of Subsidiary	Jurisdiction of Incorporation
1055 Wilshire Corp.	Delaware
1055 Wilshire LLC	Delaware
1055 Wilshire member LLC	Delaware
1901 LLC	Delaware
1901 Newport Associates LLC	California
20909 Parthenia Court, LLC	California
5900 Sepulveda Property Group, Inc.	California
612 Leasing Company, LLC	California
612 Partners, LLC	California
Ace Capital Holding, Inc.	Japan
Ace Capital, Inc.	Japan
Asset One	Japan
Balcones Austin Investment Group, Inc.	Texas
Camden Investment Property Group, Inc.	California
Cathedral Hill Vistas	California
CKW Bishop Square, LP	Delaware
Colony KW Investment Y.K.	Japan
Colony-KW Partners, L.P.	Delaware
Del Mar Pasadena, LLC	California
DV Estates Corp.	California
E Property, Inc.	California
Hilltop Colony, LLC	California
K.A. Capital K.K.	Japan
Kennedy Wilson Capital	California
Kennedy-Wilson Advisers, Inc.	Delaware
Kennedy-Wilson Austin, Inc.	Texas
Kennedy-Wilson Florida Management Inc.	Delaware
Kennedy-Wilson International	California
Kennedy-Wilson International of New York, Inc.	New York
Kennedy-Wilson Minnesota Management Inc.	Delaware
Kennedy-Wilson Nevada Management Inc	Delaware
Kennedy-Wilson of Austin	Texas
Kennedy-Wilson of Dallas	Texas
Kennedy-Wilson Ohio Management, Inc.	Delaware
Kennedy-Wilson Pennsylvania Management Inc.	Delaware
Kennedy-Wilson Properties Ltd.	Illinois
Kennedy-Wilson Properties Ltd.	California
Kennedy-Wilson Properties Northwest, Ltd.	Washington
Kennedy-Wilson Properties of Arizona Ltd.	Arizona
Kennedy-Wilson Properties of Delaware, Ltd.	Delaware
Kennedy-Wilson Properties of Georgia Ltd.	Georgia
Kennedy-Wilson Properties of Missouri Ltd.	Missouri
Kennedy-Wilson Properties of New York Ltd.	New York
Kennedy-Wilson Properties of Tennessee Ltd., Corp.	Tennessee
Kennedy-Wilson Properties of Texas Ltd.	Texas
Kennedy-Wilson Property Equity, Inc.	Delaware
Kennedy-Wilson Property Services, Inc.	Delaware
Kennedy-Wilson Property Special Equity, Inc.	Delaware
Kennedy-Wilson Tech, Ltd.	California
Kennedy-Wilson Virginia Management Inc.	Delaware
Kennedy-Wilson Wisconsin Management, Inc.	Delaware

KW 1055 Wilshire Group, Inc.
KW 15th Street, Inc.	California
KW 1901 Corp.	California
KW 6380 Wilshire Group, Inc.	California
KW 7080 Hollywood Group, Inc.	California
KW Arrowhead, LLC	California
K-W Austin I, LP	California
KW Austin, I, Inc.	Delaware
KW Del Mar Corp.	California
KW Del Mar Group, Inc.	California
KW Hawaii, Inc.	California
KW Hilltop, Inc.	California
KW Kohanaiki Group, Inc.	California
KW Kohanaiki LLC	California
KW Mill Place, Inc.	Texas
KW Paseo Group, Inc.	California
KW Paseo Heights, Inc.	California
KW Paseo Heights, LLC	California
KW PCCP Del Mar, Corp.	California
KW PCCP Sunrise, LLC	Delaware
K-W Portfolio Fund II, LLC	Delaware
KW Portfolio Group I, Inc.	Delaware
K-W Properties	California
K-W Puako Group, Inc.	California
KW Puako LLC	California
KW Rancho Ellen Corp.	California
KW Rancho Ellen LLC	California
KW Reno Equity, Inc.	California
KW San Marcos	California
K-W Santiago Inc.	California
KW SFR Properties Inc.	California
KW Stanton Executives, LLC	California
KW Stanton Member, LLC	California
KW Stanton, LLC	California
K-W Techridge General Partner, Inc.	Texas
KW Tulsa I General Partner, Inc.	Texas
KW Tulsa I Limited Partner, LP	Texas
KW Valencia Group, Inc.	California
KW Vista Santa Fe Corp.	California
KW Windscape Corp.	California
KWA AD/CPE I General Partner, Inc.	Texas
KWA AD/CPE II General Partner, Inc.	Texas
KWA AD/CPE II, Limited Partner	California
KW-A, LLC	California
KWC General Partner Inc.	California
KWC Limited Partner, Inc.	California
KWC San Antonio General Partner, Inc.	Texas
KWC Woodway General Partner, Inc.	Texas
KWI 1304 Fifteenth Street G.P., LLC	Delaware
KWI 1304 Fifteenth Street, LP	Delaware
KWI Parkside General Partner, LLC	Delaware
KWI Parkside Medical, LP	Delaware
KWI Parkside Medical, LP	Delaware
KWI Property Fund I, LP	Delaware
KWIBAM Funding LLC	California
KW-MKS San Marcos LLC	California
KWP Financial	California

KWP Financial I	California
KWP Financial II	California
KWP Financial IV	California
KWP Financial IX, Inc.	California
KWP Financial IX, LLC	California
KWP Financial V	California
KWP Financial VI	California
KWP Financial VII	California
KWP Financial VIII, LLC	California
KWP Financial X, Inc.	California
KWP REO LLC	Delaware
KWP Servicer, LLC	Delaware
KWP Sunset LLC	California
Mill Place Associates, LP	Texas
Monarch Investors, Inc.	California
Ocean Park 43, Corp.	California
Pacific Servicing of Japan, Ltd.	Japan
Pacten Valencia Associates, LLC	Delaware
Parthenia Court	California
Plaza Centre Group, Inc.	California
Rexford Investment Property Group, Inc.	California
Roxbury Property Investment Group, Inc.	California
San Pedro Investment, Inc.	Delaware
Santa Monica Assisted Living LAX I, LP	California
SFR Properties, LLC	California
Ski Monarch, LLC	California
Techsource Services, Inc.	Illinois
VDE Corona Group Inc.	California
Vista Santa Fe Villas Member LLC	Delaware
Vista Santa Fe Villas, LLC	Delaware
VSFV LLC Member	California
Windscape Village LLC	California

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